UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

To the Stockholders

Your annual Stockholder report for Seligman Select Municipal Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments and audited financial statements. For the year ended December 31, 2005, Seligman Select Municipal Fund posted a total return of 3.84% based on net asset value and 2.40% based on market price.

On January 19, 2006, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective February 2006. The new dividend for the Fund will be $0.040 per share, which represents an 11.1% decrease in the amount of the monthly dividend previously paid to Stockholders. This change is required due to the continued narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock. The Fund’s annual distribution rate, based on the new monthly dividend and market price on December 31, 2005, was 4.80%. This is equivalent to a taxable yield of 7.13%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividends that may be taxable. During 2005, Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.75% to 3.13%.

We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 10, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Independent Registered Public Accounting Firm Deloitte & Touche LLP Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 874-1092 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers,
Thomas G. Moles and Eileen A. Comerford

What market conditions and events materially affected the performance of Seligman Select Municipal Fund during 2005?

The Federal Open Market Committee increased the federal funds rate by 200 basis points in 2005, a continuation of the tightening policy begun in June 2004. Short-term municipal yields rose sharply higher in response while long-term yields, contrary to consensus expectations, moved modestly lower. The resultant flattening of the municipal yield curve raised the cost of the Fund’s preferred shares while long-term municipal yields remained relatively unchanged. The narrowing of the spread between the rates paid to the Fund’s Preferred Stockholders and the investment income earned by the Fund’s portfolio of securities necessitated reductions in the Fund’s monthly common stock dividend, although Common Stockholders continue to benefit from the Fund’s leveraged structure. During much of 2001–2004, the spread between short-term and long-term municipals was at a record high, allowing the Fund to maintain its monthly distributions even as long-term municipal yields trended lower.

The relatively low interest rate environment of the past year prompted a surge in refunding activity (in general, refunding bonds are issued to retire outstanding, higher-cost debt). Refunding issuance in 2005 rose by nearly 50% over 2004 and comprised 37% of total supply, the highest percentage since 1993. Over the past year, the Fund had a substantial number of holdings refunded to future call dates. The principal and interest payments of these refunded bonds are now secured by escrow accounts comprised of US government securities, making them secure and highly liquid securities. In addition, Fund holdings that were refunded to future call dates experienced price appreciation at the time of the refunding due to their shortened maturity dates and enhanced credit quality, contributing to positive investment results. Currently, refunded bonds represent the Fund’s largest sector.

Attractive interest rates also provided an incentive for municipal issuers to retire outstanding bonds with current call dates. The Fund had a large percentage of bonds with 2005 call dates redeemed during the past year. The loss of these higher-coupon holdings reduced investment income because most of the called bonds had been purchased at yields significantly above current levels.

The US economy continued to expand over the past 12 months, leading to considerable improvement in state and local government finances. Tax receipts rose for personal, corporate, and sales taxes with corporate taxes experiencing the strongest growth. Notably, most increases in tax receipts were achieved without meaningful hikes in tax rates. States and municipalities have made significant progress in restoring fiscal balance, leading to an overall strengthening in credit trends. Moody’s Investors Service reports that in 2005 credit rating upgrades exceeded downgrades by a ratio of 2.8 to 1. Municipal issues rated by Standard & Poor’s also experienced improvement with credit-rating upgrades outnumbering downgrades by a ratio of 1.4 to 1.

What investment strategies or techniques materially affected the Fund’s performance during 2005?

Over the past year, we had positioned the Fund’s portfolio for a substantial increase in short-term interest rates and a modest rise in long-term yields with the expectation that the Fed would continue to increase the federal funds rate. In an effort to lessen the interest rate exposure of the Fund, given our forecast for higher long-term yields, we concentrated new purchases in the

A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Caetano, and Debra McGuinness.

Interview With Your Portfolio Managers,
Thomas G. Moles and Eileen A. Comerford

20-year maturity range rather than the more typical 25–30 year sector. In general, interest rate sensitivity increases as maturity lengthens. Long-term municipal yields did not rise as expected over the past 12 months, and the longest maturity sector experienced the highest returns while municipal bonds in the 20-year sector ranked second.

Portfolio holdings that were pre-refunded prior to the start of the current fiscal year were maintained due to their attractive coupon interest and inherently defensive nature. Investment income benefited from our decision to retain these higher-yielding securities. The shorter maturity dates of these pre-refunded bonds caused investment results to lag that of longer-term securities as short-term yields increased throughout the year. The Fund also retained the majority of portfolio holdings that were pre-refunded during the fiscal year. The shortened maturity date and enhanced credit quality often resulted in price appreciation for the newly pre-refunded bonds, contributing positively to investment results.

At year-end, the Fund’s portfolio was comprised of premium-coupon bonds (market price above par). Premium-coupon bonds are generally less sensitive to interest rate changes than par or discount bonds (market price below par). The decline in long-term municipal yields over the past year, however, favored par and discount-coupon bonds. A significant percentage of the premium-coupon bonds held in the Fund were purchased at yields substantially above current levels, which has helped to support the Fund’s investment income in the current lower yield environment.

The Fund is required to maintain a minimum of 80% of net assets in AAA-rated securities while the balance must be rated within the investment-grade category. Over the past year, strong demand for higher-yielding securities led to a narrowing of credit spreads. As a result, lower-quality bonds outperformed higher-quality bonds by a wide margin. Many of the Fund’s holdings are rated AAA because they are secured by municipal bond insurance. The claims-paying ability of the major municipal insurers remains strong; nevertheless, in an effort to limit event risk, we seek to diversify among the AAA insurers and avoid over-weighting any single municipal insurer.

The Fund continues to avoid Tobacco Securitization Bonds due to concerns over legal challenges to the Master Settlement Agreement (MSA) — the source of principal and interest payment for tobacco bonds — as well as the impact of punitive jury awards and continuing litigation against tobacco companies. Additionally, tobacco company contributions to the MSA are based on the quantity of cigarettes sold. Cigarette sales have already fallen below original projections — and are expected to decline further — reducing payments to the MSA. Despite the ongoing risks characteristic of the tobacco sector, the performance of Tobacco Securitization Bonds was strong for the current reporting period due mostly to favorable court rulings and litigation victories. The 12-month total return on the Lehman Brothers Tobacco Bond Index was 13.22% compared with 3.51% for the broader Lehman Brothers Municipal Bond Index.

The Fund’s positive investment results for the period were comprised primarily of net investment income rather than capital return. The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, for the reporting period. Our defensive investment strategy, undertaken to mitigate the negative impact of anticipated higher municipal yields, was the primary cause of the lag in investment results. It should be noted that the Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds, and that its components may differ significantly from that of the Fund. Further, the Lehman Index does not reflect the impact of fees or expenses, as do the Fund’s returns.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview and Portfolio Summary

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com¹ by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns
For Periods Ended December 31, 2005

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	(2.39)%	(0.63)%	2.40%	6.58%	4.59%
Net Asset Value	0.81	0.23	3.84	6.16	6.11
Lehman Brothers Municipal Bond Index**	0.73	0.60	3.52	3.59	5.71

Price Per Share

	Market Price	Net Asset Value
December 31, 2005	$9.99	$11.55
September 30, 2005	10.38	11.62
June 30, 2005	10.33	11.84
March 31, 2005	10.17	11.61
December 31, 2004	10.35	11.80

Holdings by Market Sector#

Revenue Bonds	77%
General Obligation Bonds##	23

Weighted Average Maturity[o][o]	18.8 years

Dividend and Capital Gains per Share
and Yield Information
For the Year Ended December 31, 2005

Dividends Paid†	Unrealized Gain††	SEC 30-Day Yieldø
$0.608	$0.61	4.13%

Holdings by Credit Quality2

AAA	88%
AA	1
A	9
BBB	2

See footnotes on page 5.

Performance Overview and Portfolio Summary

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

2	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at December 31, 2005.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges, and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

†	Preferred Stockholders were paid dividends at annual rates ranging from 1.75% to 3.13%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. For the year ended December 31, 2005, 2.36% of the distributions paid to Common Stockholders was in excess of its net investment income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of December 31, 2005. Information does not reflect effect of capital loss carryforwards that are available to offset future net realized capital gains. See Note 6 to Financial Statements.

ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations and will vary.

oo	Excludes variable rate demand notes.

#	Percentages based on current market values of long-term holdings at December 31, 2005.

##	Includes pre-refunded and escrowed-to-maturity securities.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.¹ In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.¹

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.¹ Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Amendment to Bylaws

On November 17, 2005, the Board of Directors amended and restated the Fund’s bylaws. Such amended and restated bylaws were filed on Form 8-K, which may be accessed via the SEC’s website, www.sec.gov.1

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

1	These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectus.

Portfolio of Investments	December 31, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
Alabama — 10.2%	$ 10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$10,599,000
	5,000,000	McIntosh Industrial Development Board, AL Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	A3	5,115,050
Alaska — 5.1%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	4,929,275
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,861,307
California — 15.4%	9,130,000	California Pollution Control Financing Authority Sewage and Solid Waste Disposal Facilities Rev. (Anheuser-Busch Project), 5.75% due 12/1/2030*	A1	9,378,884
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,204,837
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,116,480
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,865,984
Colorado — 3.9%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	5,920,201
Florida — 5.1%	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,563,147
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aaa	5,280,450
Illinois — 6.7%	4,700,000	Chicago, IL GOs, 5.5% due 1/1/2040ø	Aaa	5,138,933
	2,800,000	Chicago, IL GOs, 5.5% due 1/1/2040	Aaa	3,011,708
	2,000,000	Illinois State Build Illinois Bonds (Sales Tax Rev.), 5% due 6/15/2028	Aaa	2,090,420
Louisiana — 6.1%	5,855,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012†	AAA‡‡	6,671,480
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Aaa	2,661,550
Massachusetts — 12.4%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024	Aaa	2,637,125
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	4,903,880
	1,750,000	Massachusetts Port Authority Rev., 5% due 7/1/2025	Aaa	1,840,545
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,366,780
	3,000,000	Massachusetts Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,309,720
______________ See footnotes on page 10.

Portfolio of Investments	December 31, 2005

State#	Face Amount	Municipal Bonds	Ratings‡		Value
Michigan — 4.8%	$ 5,000,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	Aaa		$5,223,050
	2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.5% due 5/15/2028ø	Aaa		2,116,960
Minnesota — 1.8%	2,500,000	Minnesota Agricultural and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3		2,748,725
Missouri — 2.2%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aaa		1,634,134
	1,670,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA	‡‡	1,689,606
New Jersey — 5.4%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	Aaa		8,342,880
New York — 17.6%	5,000,000	Metropolitan Transportation Authority, NY (Transportation Rev.), 5% due 11/15/2027	Aaa		5,287,200
	8,000,000	New York City, NY Municipal Water Finance Authority Water & Sewer System Rev., 5% due 6/15/2027	Aaa		8,444,000
	6,000,000	New York City, NY GOs, 5% due 8/1/2017	Aaa		6,448,920
	6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Aaa		6,862,180
Ohio — 2.9%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa		107,299
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa		4,394,494
Pennsylvania — 2.9%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa		3,131,400
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2		1,323,625
South Carolina — 3.4%	5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aaa		5,185,300

______________ See footnotes on page 10.

Portfolio of Investments	December 31, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
Texas — 13.3%	$ 5,000,000	Dallas-Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	Aaa	$5,306,200
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,176,250
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029	Aaa	4,243,600
	7,500,000	Matagorda County, TX Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,712,775
Washington — 6.8%	4,795,000	Chelan County, WA Public Utility District No. 1 Rev. (Chelan Hydro Consolidated System), 6.25% due 7/1/2017*	Aaa	5,065,822
	5,000,000	Chelan County, WA Public Utility District No. 1 Rev. (Chelan Hydro Consolidated System), 6.35% due 7/1/2028*	Aaa	5,293,849
Total Municipal Bonds (Cost $185,344,296) — 126.0%				193,205,025
		Short-Term Holdings
California — 0.1%	200,000	California State Economic Recovery Rev., VRDN, due 7/1/2023	VMIG 1	200,000
Florida — 2.7%	4,100,000	Sarasota County, FL Public Hospital Board Rev. (Sarasota Memorial Hospital Project), VRDN, due 7/1/2037	VMIG 1	4,100,000
Illinois — 5.5%	8,500,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	8,500,000
Massachusetts — 7.6%	4,000,000	Massachusetts Bay Transportation Authority General Transportation System Rev., 5.625% due 3/1/2026ø	Aaa	4,055,160
	7,600,000	Massachusetts Health and Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	7,600,000
Missouri — 0.3%	400,000	Missouri State Health and Educational Facilities Authority Health Facility Rev. (Cox Health System), VRDN, due 6/1/2022	VMIG 1	400,000
New York — 0.1%	200,000	New York City, NY GOs, VRDN due 8/1/2017	VMIG 1	200,000
Ohio — 1.9%	2,895,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021ø	Aaa	2,953,103
Pennsylvania — 0.4%	600,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds (Regional Performing Arts Center Project), VRDN, due 6/1/2025	VMIG 1	600,000

______________ See footnotes on page 10.

Portfolio of Investments	December 31, 2005

State#	Face Amount	Short-Term Holdings	Ratings‡		Value
South Carolina — 2.4%	$ 3,620,000	Spartanburg County, SC Health Services District, Inc. Hospital Rev., VRDN, due 4/15/2023	A-1	+‡‡	$3,620,000
Total Short-Term Holdings (Cost $32,050,324) — 21.0%					32,228,263
Total Investments (Cost $217,394,620) — 147.0%					225,433,288
Other Assets Less Liabilities — 1.9%					2,916,742
Preferred Shares Subject to Mandatory Redemption — (48.9)%					(75,000,000)
Net Assets — 100.0%					$153,350,030

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

‡	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s (“S&P”) were used (indicated by the symbol ‡‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

†	Escrowed-to-maturity security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities	December 31, 2005

Assets:
Investments, at value:
Long-term holdings (cost $185,344,296)	$193,205,025
Short-term holdings (cost $32,050,324)	32,228,263
Total investments (cost $217,394,620)	225,433,288
Cash	72,548
Restricted cash	21,500
Interest receivable	2,950,150
Receivable for securities sold	66,192
Expenses prepaid to stockholder service agent	15,595
Other	15,325
Total Assets	228,574,598

Liabilities:
Management fee payable	106,192
Accrued expenses and other	118,376
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,224,568
Net Assets	$153,350,030

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,278,987	$132,790
Additional paid-in capital	145,584,329
Undistributed net investment income	454,213
Accumulated net realized loss	(859,970)
Net unrealized appreciation on investments	8,038,668
Net Assets	$153,350,030

Net Assets per share (Market Value $9.99)	$11.55

See Notes to Financial Statements.

Statement of Operations	For the Year Ended December 31, 2005

Investment Income:
Interest	$11,102,995

Expenses:
Dividends on shares subject to mandatory redemption	1,855,005
Management fees	1,265,268
Stockholder account and registrar services	216,330
Preferred stock remarketing and rating agent fees	192,907
Auditing and legal fees	59,774
Custody and related services	58,042
Stockholder reports and communications	51,748
Stockholders’ meeting	37,133
Directors’ fees and expenses	31,556
Exchange listing fees	23,750
Miscellaneous	27,951
Total Expenses	3,819,464
Net Investment Income	7,283,531

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	372,567
Net change in unrealized appreciation of investments	(2,898,066)
Net Loss on Investments	(2,525,499)
Increase in Net Assets from Operations	$4,758,032

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income	$7,283,531	$8,696,625
Net realized gain on investments	372,567	2,070
Net change in unrealized appreciation of investments	(2,898,066)	(3,896,084)
Increase in Net Assets from Operations	4,758,032	4,802,611

Distributions to Common Stockholders:
Net investment income (per share: $0.608 and $0.690)	(8,064,792)	(9,159,530)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (39,774 and 45,794 shares)	407,956	488,351
Cost of shares purchased for investment plan (39,900 and 42,450 shares)	(412,993)	(455,074)
Increase (Decrease) in Net Assets from Capital Share Transactions	(5,037)	33,277
Decrease in Net Assets	(3,311,797)	(4,323,642)

Net Assets:
Beginning of year	156,661,827	160,985,469
End of Year (including undistributed net investment income of $454,213 and $1,302,378, respectively)	$153,350,030	$156,661,827

See Notes to Financial Statements.

Statement of Cash Flows	For the Year Ended December 31, 2005

Cash Flows from Operating Activities:
Net increase in Net Assets from Operations	$4,758,032
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(63,121,580)
Proceeds from sales of long-term investment securities	58,660,000
Net sales of short-term investment securities	4,910,000
Decrease in interest receivable	303,067
Increase in receivable for securities sold	(66,192)
Decrease in other assets	4,886
Decrease in management fees payable, accrued expenses and other liabilities	(31,757)
Net change in unrealized appreciation of investments	2,898,066
Net realized gain on investments	(372,567)
Net amortization of premiums and discounts on investments	111,083
Net Cash Provided by Operating Activities	8,053,038

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(7,656,836)
Payment for shares of Common Stock purchased	(412,993)
Net Cash Used in Financing Activities	(8,069,829)
Net decrease in cash	(16,791)
Cash balance at beginning of year	89,339
Cash Balance at End of Year	$72,548

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $407,956.

See Notes to Financial Statements.

Notes to Financial Statements

1.     Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation —Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At December 31, 2005, the interest rates earned on these notes ranged from 3.50% to 3.75%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

e.	Fair Value of Shares Subject to Mandatory Redemption — The carrying amount reported for shares subject to mandatory redemption is the redemption value at December 31, 2005. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

f.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

2.     Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

    The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2005, 39,900 shares were purchased in the open market at a cost of $412,993, which represented a weighted average discount of 11.58% from the net asset value of those acquired shares. A total of 39,774 shares were issued to Plan participants during the period for proceeds of $407,956, a weighted average discount of 12.20% from the net asset value of those shares.

    The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2005.

3.     Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The

Notes to Financial Statements

Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At December 31, 2005, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $304,467, respectively, for each series.

Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statement of Changes in Net Assets and in the Financial Highlights.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $216,330 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $38,500. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $34,479 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such

Notes to Financial Statements

amounts are paid. This accumulated balance was paid to the participating director in January, 2006.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, amounted to $63,121,580 and $58,660,000, respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $216,905,928. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $488,692.

At December 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$8,850,204
Gross unrealized depreciation of portfolio securities	(322,844)
Net unrealized appreciation	8,527,360
Capital loss carryforwards	(859,970)
Total accumulated earnings	$7,667,390

At December 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $859,970, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

The tax characterization of distributions paid to Stockholders was as follows:

	Year Ended December 31,
	2005	2004
Tax-exempt income	$9,704,818	$9,159,530
Ordinary income	214,979	—
Total	$9,919,797	$9,159,530

7.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman Select Municipal Fund because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman Select Municipal Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of

Notes to Financial Statements

negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

“Total Investment Return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.80	$12.13	$12.16	$11.56	$11.65
Income from Investment Operations:
Net investment income	0.55	0.66	0.70 *	0.81	0.82
Net realized and unrealized gain (loss) on investments	(0.19)	(0.30)	(0.04)	0.52	(0.11)
Dividends paid from net investment income to Preferred Stockholders	—	—	— *	(0.08)	(0.17)
Total from Investment Operations	0.36	0.36	0.66	1.25	0.54
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.61)	(0.69)	(0.69)	(0.64)	(0.62)
Distributions from net realized gain	—	—	—	(0.01)	(0.01)
Total Distributions to Common Stockholders	(0.61)	(0.69)	(0.69)	(0.65)	(0.63)
Net Asset Value, End of Year	$11.55	$11.80	$12.13	$12.16	$11.56
Market Value, End of Year	$9.99	$10.35	$11.07	$10.76	$10.32
Total Investment Return:
Based on market value	2.40%	(0.27)%	9.58%	10.85%	10.85%
Based on net asset value	3.84%	3.77%	6.25%	11.84%	5.31%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.46%	1.91%	1.77%*	1.28%	1.28%
Ratio of net investment income to average net assets	4.70%	5.52%	5.75%*	6.82%	6.96%
Portfolio turnover rate	28.79%	3.51%	—	1.90%	2.98%
Net Assets, End of Year (000s omitted)	$153,350	$156,662	$160,985	$161,473	$153,504

*	As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to December 31, 2003 have not been restated.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2006

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

The directors unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

9.	fall-out benefits which the Manager and its affiliates receive from their relationship with the Fund;

10.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

11.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

(and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

Fall-Out Benefits

The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Insured Municipal Debt Fund (Leveraged) category over the one-, three-, five- and ten-year periods, and over annualized rolling three- and five-year periods, ended September 30, 2005, for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to a group of ten competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund has performed within the range of performance of the other funds in the Lipper category and among its competitors, but below averages for all periods considered, except for 2000. The Manager pointed out that the Fund’s comparative performance in recent periods had been adversely affected by the Manager’s decision to defensively position the portfolio in anticipation of rising interest rates, which did not rise as quickly as the Manager anticipated. Taking into account these comparisons and the other factors considered, the directors were satisfied with the Manager’s explanation of the Fund’s pronounced lag in performance and retained confidence in the Manager’s ability to manage the Fund.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper Insured Municipal Debt Fund (Leveraged) category having between $50 million and $500 million of average net assets in their most recent fiscal year. The current effective management fee rate of 0.816% was slightly less than the median and average fee rates for the funds in the peer group. The directors also noted that the Lipper data was presented as a percentage of the Fund’s net assets, whereas the Fund’s management fee is computed based on the total assets less liabilities other than the Fund’s preferred stock, at the rate of 0.55%. The directors noted that, since the Fund is a closed-end municipal bond fund with relatively low assets, considerations of economies of scale and breakpoints were not material to their evaluation of the management fee.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

The directors also noted that the Fund’s expense ratio was materially higher than the median and average for the peer group. The directors noted that a number of funds in the peer group benefited from management fee waivers or expense reimbursements which had the effect of lowering their expense ratios. The directors were satisfied that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and other factors considered.

Economies of Scale

The directors noted that the management fee schedules for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Dividend Investment Plan

The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2005, the Fund purchased 39,900 shares in the open market for dividend and gain investment purposes.

Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted,

Dividend Investment Plan

the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2005.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fund[o]	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1990 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1990 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 31.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fund[o]	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

See footnotes on page 31.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fund[o]	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1989 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director: 1993 to Date • President and Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Thomas G. Moles (63) • Executive Vice President: 2002 to Date • Portfolio Manager: 1990 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. (closed-end investment company); Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (47) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date
Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Quality Municipal Fund, Inc.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Audrey G. Kuchtyak (45) • Vice President: 1991 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Quality Municipal Fund, Inc.

See footnotes on page 31.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Select Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fund[o]	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

ITEM 2. CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$27,420	$26,177
Audit-Related Fees	6,765	25,780
Tax Fees	2,350	2,200
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$80,560	$76,630
Tax Fees	8,000	13,703
All Other Fees	–	43,000

Audit-related fees include amounts for attestation services for the registrant’s stockholder service. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $97,675 and $163,244, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman	Betsy S. Michel
John R. Galvin	Leroy C. Richie

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1.       Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.       Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.       Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.       Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5.       Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.       Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.       Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.       Seligman will vote for proposals to effect stock splits.

9.       Seligman will vote for proposals authorizing stock repurchase programs.

10.     Seligman will vote against authorization to transact unidentified business at the meeting.

11.     Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.     Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.     Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.     Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Co-Portfolio Managers of Seligman Select Municipal Fund, Inc., as of March 9, 2006, is set forth below.

Thomas G. Moles (63) • Executive Vice President: 2002 to Date • Portfolio Manager: 1990 to 2003 • Co-Portfolio Manager: 2003 to Date

In addition to his position with the registrant, Mr. Moles is a Director and Managing Director, J. & W. Seligman & Co. Incorporated (Seligman); Director, Seligman Advisors, Inc. and Seligman Services, Inc. (each a limited-purpose broker-dealer); Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. (a closed-end investment company); and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (each an open-end investment company).

Eileen A. Comerford (47) • Vice President: 1990 to Date • Co-Portfolio Manager: 2003 to Date

In addition to her position with the registrant, Ms. Comerford is Senior Vice President, Investment Officer of Seligman, and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For the purpose of this table, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	20 Registered Investment Companies with approximately $1.1 billion in total assets under management.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $733,000 in total assets under management.
Eileen A. Comerford	20 Registered Investment Companies with approximately $1.1 billion in total assets under management..	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $583,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager’s relative investment performance versus one or more competitive universes or benchmarks;

Seligman’s overall profitability and profitability attributable to the assets under management for the Portfolio Manager’s investment team; and the Portfolio Manager’s support of marketing efforts.

The structure of a Portfolio Manager’s compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2005, each of Mr. Moles and Ms. Comerford owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
7-01-05 to 7-31-05	2,600	10.40	2,600	N/A
8-01-05 to 8-31-05	4,900	10.43	4,900	N/A
9-01-05 to 9-30-05	4,000	10.33	4,000	N/A
10-01-05 to 10-31-05	3,000	9.95	3,000	N/A
11-01-05 to 11-31-05	—	—	—	N/A
12-01-05 to 12-31-05	3,200	9.85	3,200	N/A

(1)     As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO_____________
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO_____________
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2006

By:	/S/ LAWRENCE P. VOGEL_______
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2006

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.